Exhibit 10.2

Execution Copy

FOURTH AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into to be effective as of March 30, 2012 (the “Effective Date”), among SOUTHWEST IOWA RENEWABLE ENERGY, LLC, an Iowa limited liability company (the “Borrower”), AGSTAR FINANCIAL SERVICES, PCA (“AgStar”), the other commercial, banking or financial institutions whose signatures appear on the signature pages hereof or which hereafter become parties to the Credit Agreement (the “Banks”), and AGSTAR FINANCIAL SERVICES, PCA, and its successors and assigns, as Administrative Agent for itself and the other Banks (the “Agent”).  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as defined below).

RECITALS

A.           The Borrower, the Agent, and the Banks have entered into an Amended and Restated Credit Agreement dated March 31, 2010, which was amended by that certain Amendment to Amended and Restated Credit Agreement dated to be effective as of March 31, 2011, and further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated June 30, 2011, and that certain Third Amendment to Amended and Restated Credit Agreement dated September 1, 2011  (as amended, the “Credit Agreement”) under which the Banks agreed to extend certain financial accommodations to the Borrower.

B.           The Borrower, Agent and Banks have agreed to certain modifications under the Credit Agreement, in accordance with the terms and conditions of this Amendment.

C.           All terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendments to Credit Agreement.

a.           As of the Effective Date, the following defined terms as used in the Loan Documents are amended and restated as follows:

“Revolving Line of Credit Loan Maturity Date” means March 29, 2013.

b.           As of the Effective Date, Section 5.02(c) of the Credit Agreement is amended, restated and replaced by the following:

(c)           Capital Expenditures.  Except for costs identified in the Project Sources and Uses Statement, make any investment in fixed assets in the aggregate amount of One Million and No/100 Dollars ($1,000,000.00) during any fiscal year during the term of this Agreement.  In addition to the forgoing, make additional capital expenditures in an aggregate amount not to exceed One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) during its 2012 and 2013 fiscal years for efficiency improvements through process control software and hardware.

Execution Copy

2.           Effect on Credit Agreement. Except as expressly amended by this Amendment, all of the terms of the Credit Agreement shall be unaffected by this Amendment and shall remain in full force and effect.  Nothing contained in this Amendment shall be deemed to constitute a waiver of any rights of the Banks or to affect, modify, or impair any of the rights of the Banks as provided in the Credit Agreement.

3.           Conditions Precedent to Effectiveness of this Amendment.  The obligations of the Banks hereunder are subject to the conditions precedent that Agent shall have received the following, in form and substance satisfactory to Agent:

a.           this Amendment duly executed by Borrower, Agent, and the Banks; and

b.           all other documents, instruments, or agreements required to be delivered to Agent under the Credit Agreement and not previously delivered to Agent.

              4.           Representations and Warranties of Borrower.  Borrower hereby agrees with, reaffirms, and acknowledges as follows:

a.           The execution, delivery and performance by Borrower of this Amendment is within Borrower’s power, has been duly authorized by all necessary action, and does not contravene:  (i) the articles of organization or operating agreement of Borrower; or (ii) any law or any contractual restriction binding on or affecting Borrower; and does not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties;

b.           This Amendment is, and each other Loan Document to which Borrower is a party when delivered will be, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditor’s rights generally and by general principles of equity; and

c.           All other representations, warranties and covenants contained in the Credit Agreement and the other Loan Documents are true and correct and in full force and effect.

5.           Counterparts.  It is understood and agreed that this Amendment may be executed in several counterparts each of which shall, for all purposes, be deemed an original and all of which, taken together, shall constitute one and the same agreement even though all of the parties hereto may not have executed the same counterpart of this Amendment.  Electronic delivery of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart to this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and duly authorized, as of the date first above written.

[SIGNATURE PAGES IMMEDIATELY FOLLOW.]

Execution Copy
SIGNATURE PAGE TO
FOURTH AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of September 1, 2011

SOUTHWEST IOWA RENEWABLE ENERGY, LLC, an Iowa limited liability company

/s/ Brian Cahill
By: Brian Cahill
Its: CEO

SIGNATURE PAGE TO
FOURTH AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of September 1, 2011

AGENT:

AGSTAR FINANCIAL SERVICES, PCA, as Administrative Agent

/s/ Ron Monson
By: Ron Monson Its: Vice President

AGSTAR as a Bank

AGSTAR FINANCIAL SERVICES, PCA,

/s/ Ron Monson
By: Ron Monson Its: Vice President

SIGNATURE PAGE TO
FOURTH AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of September 1, 2011

METROPOLITAN LIFE INSURANCE COMPANY, as a Bank

/s/ Daniel O'Neill
By: Daniel O'Neill
Title: Managing Director
By:

Address:	10801 Mastin Blvd., Suite 930 Overland Park, KS 66210

SIGNATURE PAGE TO
FOURTH AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of September 1, 2011

METLIFE BANK, N.A., as a Bank

/s/ Brian D. Schellpeper
By: Brian Schellpeper
Title: Assistant Vice President

Address:	10801 Mastin Blvd., Suite 93 Overland Park, KS 66210

SIGNATURE PAGE TO
FOURTH AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of September 1, 2011

COÖPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, New York Branch as a Bank

/s/ Jeff Bliss
By: Jeff Bliss Its: Executive Director

/s/ Brett Delfino
By: Andrew Sherman Its: Managing Director

Address:	245 Park Avenue 37th Floor New York, NY 10167

SIGNATURE PAGE TO
FOURTH AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of September 1, 2011

AMARILLO NATIONAL BANK as a Bank

/s/ Craig L. Sanders
By: Craig L. Sanders Its: Executive Vice President

Address:	P.O. Box 1 Amarillo, TX 79105

SIGNATURE PAGE TO
FOURTHAMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of September 1, 2011

FIRST NATIONAL BANK OF OMAHA, as a Bank

/s/ Fallon Savage
By: Fallon Savage Its: Vice President

Address:	1620 Dodge Street Omaha, NE 68197

SIGNATURE PAGE TO
FOURTH AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of September 1, 2011

BANK OF THE WEST, as a Bank

/s/ Danny Odom
By: Danny Odom Its: Vice President

Address:	Mail code NC-B07-1C-R 2527 Camino Ramon San Ramon, CA 94583

SIGNATURE PAGE TO
FOURTH AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of September 1, 2011

MONUMENTAL LIFE INSURANCE COMPANY, as a Bank

/s/ Robert C. Woodcock
By: Robert C. Woodcock Its: Vice President

Address:	400 West Market Street 5th Floor Louisville, KY 40202

SIGNATURE PAGE TO
FOURTH AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of September 1, 2011

BMO HARRIS BANK N.A., a national banking association, successor-by-merger to M&I MARSHALL AND ILSLEY BANK, as a Bank

/s/ Gary J. Sloan
By: Gary J. Sloan Its: Senior Vice President

/s/ Skip Orlady
By: John Howard Its: Senior Vice President

Address:	770 North Water Street Milwaukee, WI 53202